EXHIBIT 99.2  Supplemental Data Schedules

------------------------------------------------------------------------------------------------------------------------
COMMUNITY STATISTICS  Dollars in thousands except Average Rental Rate
------------------------------------------------------------------------------------------------------------------------
Properties are grouped by operational responsibility


                                                                    As of December 31, 2004
                                         -------------------------------------------------------------------------------
                                                                          Percent to                          Average
                                                           Gross           Total of         Physical           Rental
                                              Units     Real Assets      Gross Assets       Occupancy           Rate
                                         -----------  ---------------  ----------------  ---------------  --------------
Atlanta                                       2,500     $   147,564             7.6%           94.7%         $  737.93
Dallas                                        3,616     $   201,535            10.4%           89.6%         $  742.49
Houston                                       1,584     $    80,833             4.2%           92.5%         $  752.25
Tampa                                         1,120     $    64,963             3.4%           95.6%         $  793.95
South Florida                                   480     $    50,806             2.6%           97.7%         $1,040.15
------------------------------------------------------------------------------------------------------------------------
     Large Tier Markets                       9,300     $   545,701            28.2%           92.6%         $  764.49

Austin                                        1,464     $    71,094             3.7%           94.1%         $  684.08
Greenville                                    1,492     $    61,072             3.2%           94.7%         $  539.82
Jacksonville                                  3,347     $   172,565             8.9%           93.3%         $  759.98
Memphis                                       4,837     $   221,986            11.5%           92.4%         $  627.58
Nashville                                     1,855     $   118,990             6.1%           96.0%         $  708.61
All other middle                              2,320     $   101,961             5.3%           95.0%         $  639.99
------------------------------------------------------------------------------------------------------------------------
     Middle Tier Markets                     15,315     $   747,668            38.7%           93.8%         $  665.06

Augusta/Aiken                                   912     $    37,672             1.9%           94.1%         $  606.19
Chattanooga                                     943     $    35,971             1.9%           93.7%         $  570.59
Columbia                                        576     $    29,712             1.5%           92.7%         $  655.25
Columbus                                      1,293     $    60,890             3.1%           93.7%         $  685.66
Huntsville                                      544     $    27,084             1.4%           85.1%         $  626.96
Jackson, TN                                     664     $    31,824             1.6%           93.8%         $  593.71
Jackson, MS                                   1,577     $    60,065             3.1%           95.7%         $  621.59
Lexington                                       924     $    57,955             3.0%           91.8%         $  691.87
Little Rock                                     808     $    37,924             2.0%           93.1%         $  634.03
Macon/Warner Robbins                            904     $    49,358             2.5%           97.0%         $  670.66
Southeast Georgia                               566     $    25,908             1.3%           91.3%         $  621.40
All other small                               3,578     $   189,761             9.8%           94.5%         $  724.58
------------------------------------------------------------------------------------------------------------------------
     Small Tier Markets                      13,289     $   644,124            33.1%           93.8%         $  660.14
------------------------------------------------------------------------------------------------------------------------
Total Portfolio
     (including JV properties)               37,904     $ 1,937,493           100.0%           93.5%         $  687.73
========================================================================================================================

NUMBER OF APARTMENT UNITS

                                                                    2004                                           2003
                                     ------------------------------------------------------------------   --------------
                                        December 31    September 30          June 30        March 31        December 31
                                     ---------------  -----------------  --------------  --------------   --------------
100% Owned Properties                        36,618          35,766           35,382          35,142             34,686
Properties in Joint Ventures                  1,286           1,570            1,570           1,570              1,048
------------------------------------------------------------------------------------------------------------------------
     Total Portfolio                         37,904          37,336           36,952          36,712             35,734
========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
SAME STORE  Dollars in thousands except Average Rental Rate
--------------------------------------------------------------------------------------------------------------------------
Properties are grouped by operational responsibility

CURRENT PERIOD ACTUALS
As of December 31, 2004 unless otherwise noted

                                       Three Months Ended
                                        December 31, 2004                                    Average     Twelve
                                --------------------------------   Physical    Economic       Rental      Month
                         Units    Revenue   Expense(1)   NOI(1)   Occupancy  Occupancy(2)      Rate     Turn Rate
                        ------- ----------  ---------- --------- ----------- ------------- ----------- ------------------
Atlanta                  1,652   $  3,301    $  1,349  $  1,952      94.3%       82.0%       $ 699.46      63.3%
Dallas                   2,056   $  3,356    $  1,877  $  1,479      89.2%       77.7%       $ 641.26      58.9%
Houston                  1,310   $  2,415    $  1,305  $  1,110      91.8%       78.8%       $ 728.37      68.5%
Tampa                    1,120   $  2,552    $  1,078  $  1,474      95.6%       88.7%       $ 793.95      54.6%
-------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets    6,138   $ 11,624    $  5,609  $  6,015      92.3%       81.4%       $ 703.38      61.3%

Austin                   1,254   $  2,102    $  1,157  $    945      93.8%       81.0%       $ 631.52      59.2%
Greenville               1,492   $  2,374    $  1,014  $  1,360      94.7%       88.2%       $ 539.82      65.7%
Jacksonville             2,846   $  6,113    $  2,088  $  4,025      94.1%       91.9%       $ 729.62      60.8%
Memphis                  4,405   $  7,729    $  3,533  $  4,196      93.7%       87.9%       $ 636.41      55.6%
Nashville                1,399   $  2,883    $  1,138  $  1,745      96.0%       87.0%       $ 713.50      60.5%
All other middle         2,320   $  4,099    $  1,536  $  2,563      95.0%       84.3%       $ 639.99      60.0%
--------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets  13,716   $ 25,300    $ 10,466  $ 14,834      94.4%       87.5%       $ 653.27      59.4%

Augusta/Aiken              912   $  1,593    $    630  $    963      94.1%       87.6%       $ 606.19      69.2%
Chattanooga                943   $  1,538    $    682  $    856      93.7%       89.5%       $ 570.59      52.3%
Columbia                   576   $  1,015    $    512  $    503      92.7%       79.1%       $ 655.25      61.8%
Columbus                 1,293   $  2,568    $  1,087  $  1,481      93.7%       90.5%       $ 685.66     105.2%
Huntsville                 544   $    865    $    394  $    471      85.1%       77.2%       $ 626.96      60.7%
Jackson, TN                664   $  1,088    $    529  $    559      93.8%       84.2%       $ 593.71      63.0%
Jackson, MS              1,577   $  2,889    $  1,079  $  1,810      95.7%       91.1%       $ 621.59      64.2%
Lexington                  924   $  1,704    $    633  $  1,071      91.8%       82.0%       $ 691.87      60.2%
Little Rock                808   $  1,523    $    523  $  1,000      93.1%       91.7%       $ 634.03      60.9%
Macon/Warner Robbins       904   $  1,798    $    708  $  1,090      97.0%       91.2%       $ 670.66      63.9%
Southeast Georgia          566   $    997    $    393  $    604      91.3%       86.4%       $ 621.40      68.2%
All other small          3,578   $  7,539    $  2,739  $  4,800      94.5%       90.1%       $ 724.58      64.0%
--------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets   13,289   $ 25,117    $  9,909  $ 15,208      93.8%       88.2%       $ 660.14      67.0%

--------------------------------------------------------------------------------------------------------------------------
Total Same Store        33,143   $ 62,041    $ 25,984  $ 36,057      93.7%       86.6%       $ 665.30      62.8%
==========================================================================================================================

(1)  2004 expenses exclude expenses related to hurricanes.
(2)  Economic  Occupancy  represents  Net  Potential  Rent  less  Delinquencies,
     Vacancies and Cash Concessions divided by Net Potential Rent.

PERCENT CHANGE FROM THREE MONTHS ENDED SEP 30, 2004 (PRIOR QUARTER (1)(3) ) AND DEC 31, 2003 (PRIOR YEAR)

                           Revenue            Expense                NOI          Physical Occupancy   Average Rental Rate
                      ------------------ ------------------- -------------------- -------------------- -------------------
                        Prior    Prior     Prior     Prior      Prior     Prior      Prior      Prior     Prior    Prior
                       Quarter    Year    Quarter     Year     Quarter     Year     Quarter     Year     Quarter    Year
                      --------- -------- --------- --------- ----------- -------- ---------- --------- --------- ---------
Atlanta                   2.3%     2.1%     -5.9%     -4.7%       8.8%      7.4%      -0.9%       3.5%    -0.6%     -3.8%
Dallas                    0.6%    -2.3%      6.3%     -1.9%      -5.8%     -2.9%       0.4%      -1.3%     2.0%      2.7%
Houston                  -0.5%    -7.0%      0.4%      4.7%      -1.5%    -17.7%      -0.1%       1.7%     1.6%     -1.5%
Tampa                    -0.6%     0.9%     -1.4%     -7.8%      -0.1%      8.5%       0.7%       3.5%     1.2%      3.2%
--------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets     0.6%    -1.4%      0.3%     -2.4%       0.8%     -0.5%       0.0%       1.5%     1.0%      0.0%

Austin                   -6.2%    -3.0%     -3.3%      1.1%      -9.7%     -7.5%       2.6%       2.0%     0.8%      1.6%
Greenville                5.7%     3.6%     -6.1%     -7.3%      16.7%     13.6%      -2.6%       0.4%    -0.9%     -1.5%
Jacksonville             -0.7%     0.0%     -6.5%     -3.2%       2.6%      1.7%      -1.2%       0.1%     0.4%      2.7%
Memphis                  -2.8%    -1.5%     -5.1%      2.3%      -0.8%     -4.5%      -2.3%       1.5%    -0.4%     -3.1%
Nashville                -1.1%     1.8%     -6.2%      1.3%       2.6%      2.2%      -1.1%       4.0%    -0.5%     -1.0%
All other middle         -1.9%     1.1%    -19.4%    -10.7%      12.9%      9.8%      -0.7%       0.0%     0.5%      2.1%
--------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets   -1.5%     0.0%     -7.8%     -2.1%       3.5%      1.5%      -1.2%       1.2%     0.0%     -0.2%

Augusta/Aiken            -2.9%    -0.4%     -9.1%      0.3%       1.7%     -0.8%      -3.1%       1.4%    -0.1%     -1.9%
Chattanooga              -0.9%     2.9%     -4.3%     -5.8%       2.0%     11.2%      -2.4%       0.5%    -0.5%      0.8%
Columbia                  0.7%     0.5%    -10.6%     -2.8%      15.6%      4.1%      -2.3%       4.0%    -0.2%     -2.4%
Columbus                 -4.5%    -4.2%     -1.4%      5.6%      -6.7%    -10.4%      -2.3%      -1.6%     0.0%      1.7%
Huntsville               -9.1%   -11.8%     -1.3%     -2.2%     -14.8%    -18.5%      -6.3%      -7.2%    -0.2%     -1.9%
Jackson, TN               2.1%     4.0%     -7.4%    -11.5%      12.9%     24.8%      -1.2%       0.0%     0.7%      1.9%
Jackson, MS              -4.6%    -0.9%     -5.9%      1.6%      -3.7%     -2.4%      -2.1%      -0.6%    -0.7%      2.3%
Lexington                -6.9%     1.7%     -1.6%     -1.9%      -9.8%      3.9%      -4.5%      -2.6%    -0.2%     -1.4%
Little Rock               2.0%     2.5%     -6.3%     -7.9%       7.0%      8.9%      -3.4%      -1.8%     0.4%      1.2%
Macon/Warner Robbins     -1.2%     1.3%     -0.1%      7.4%      -1.8%     -2.3%       0.5%       3.9%    -0.2%      0.8%
Southeast Georgia        -1.7%    -2.6%      1.6%     10.1%      -3.7%     -9.4%      -3.8%       0.0%     0.6%      1.6%
All other small          -2.2%     1.9%      0.7%      5.3%      -3.8%      0.0%      -1.1%      -0.3%     0.4%      1.5%
--------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets    -2.7%     0.1%     -3.0%      1.1%      -2.4%     -0.5%      -2.1%      -0.3%     0.0%      0.8%
--------------------------------------------------------------------------------------------------------------------------

Total Same Store         -1.6%    -0.2%     -4.3%     -1.0%       0.5%      0.3%      -1.4%       0.6%     0.2%      0.2%
==========================================================================================================================

With Hurricane Expenses  -1.6%    -0.2%     -5.1%     -0.4%       1.1%     -0.1%      -1.4%       0.6%     0.2%      0.2%

(3) Prior Quarter comparisons reflect a year to date adjustment made in the third quarter to include the effect of straight-lining the greater level of lease concessions granted.

---------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (in thousands)
---------------------------------------------------------------------------------------------------------------------------

                                                        December 31,     December 31,
                                                            2004             2003
                                                       --------------- -----------------
Assets
Gross real estate assets                                $ 1,836,776       $ 1,670,417
Accumulated depreciation                                   (399,762)         (339,704)
Other real estate assets, net                                22,938            21,136
---------------------------------------------------------------------------------------
Real estate assets, net                                   1,459,952         1,351,849
Cash and cash equivalents, including restricted cash         15,174            19,523
Other assets                                                 38,602            35,161
Assets held for disposition                                   8,579                 -
---------------------------------------------------------------------------------------
    Total assets                                        $ 1,522,307       $ 1,406,533
=======================================================================================

Liabilities
Notes payable                                           $ 1,083,473       $   951,941
Other liabilities                                            49,969            61,279
Liabilities associated with assets held for disposition         164                 -
---------------------------------------------------------------------------------------
    Total liabilities                                     1,133,606         1,013,220
Shareholders' equity and minority interest                  388,701           393,313
---------------------------------------------------------------------------------------
    Total liabilities and shareholders' equity          $ 1,522,307       $ 1,406,533
=======================================================================================

---------------------------------------------------------------------------------------------------------------------------
SHARE AND UNIT DATA (in thousands)
---------------------------------------------------------------------------------------------------------------------------

                                                            Three months ended                Twelve months ended
                                                               December 31,                      December 31,
                                                      --------------------------------   ----------------------------------
                                                           2004             2003              2004             2003
                                                      --------------  ----------------   ---------------  -----------------
Weighted average common shares - Basic                     20,612            19,598            20,317          18,374
Weighted average common shares - Diluted (1)               20,969            19,949            20,652          18,636
Weighted average common shares and units - Basic           23,255            22,285            22,981          21,093
Weighted average common shares and units - Diluted         23,612            22,637            23,316          21,354
Common shares at December 31 - Basic                       20,857            20,032            20,857          20,032
Common shares at December 31 - Diluted                     21,226            20,410            21,226          20,410
Common shares and units at December 31 - Basic             23,492            22,713            23,492          22,713
Common shares and units at December 31 - Diluted           23,861            23,091            23,861          23,091

(1) For periods where the Company reported a net loss available for common shareholders, the effect of dilutive shares has been excluded from net loss per share available for common shareholder computations as including such shares would be anti-dilutive. In such periods, weighted average common shares - diluted in the above table has been adjusted to represent potential dilutive shares.

---------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (Dollars and shares in thousands except per share data)
---------------------------------------------------------------------------------------------------------------------------

                                                            Three Months Ended        Trailing
                                                             December 31, 2004       4 Quarters
                                                           ----------------------  -------------
Net income                                                        $ 12,020           $  25,198
Gain on debt extinguishment                                         (1,274)             (1,095)
Net (gain) loss on insurance and other settlement proceeds             421              (2,683)
Gain on dispositions of unconsolidated entities                     (3,249)             (3,249)
Net gain on insurance and other settlement proceeds
    of discontinued operations                                           -                (526)
Gain on sale of discontinued operations                             (5,825)             (5,825)
Depreciation                                                        17,592              68,653
Amortization of deferred financing costs                               452               1,753
Interest expense                                                    13,619              50,858
-------------------------------------------------------------------------------------------------
EBITDA                                                            $ 33,756           $ 133,084
-------------------------------------------------------------------------------------------------

                                                    Three Months Ended December 31,     Twelve Months Ended December 31,
                                                  -----------------------------------  ------------------------------------
                                                        2004             2003              2004             2003
                                                  -----------------  ----------------  ----------------  ------------------
EBITDA/Debt Service                                         2.39x             2.57x             2.50x           2.50x
EBITDA/Fixed Charges                                        2.40x             2.64x             2.53x           2.56x
Total Debt as % of Gross Real Estate Assets                   58%               56%               58%             56%

----------------------------------------------------------------------------------------------------------------------------
DEBT AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------
Dollars in thousands

                                                  Principal       Average Years       Average
                                                   Balance       to Maturity(1)        Rate
                                                 -------------- -------------------  -------------
Conventional - Fixed Rate or Swapped               $   721,327               7.7             6.4%
Conventional - Fixed Rate - Forward Swapped (2)         50,000               8.4             3.0%
Tax-free - Fixed Rate or Swapped                        87,960              14.0             4.8%
Conventional - Variable Rate                           190,756               6.3             3.0%
Tax-free - Variable Rate                                10,855              25.8             2.7%
Tax-free - Variable Rate - Capped (3)                   22,575               4.2             2.7%
--------------------------------------------------------------------------------------------------
     Total                                         $ 1,083,473               8.1             5.4%

(1) Maturities on swapped balances are calculated using the life of the underlying variable debt.
(2) As the $50 million forward swap listed above does not go into effect until May 2, 2005, its effective rate of 5.2% is replaced in the table with the rate of its underlying debt to accurately reflect the average interest rate of the Company at December 31, 2004.
(3) As the cap rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

                                                     Balance         Rate
                                                  --------------  ----------
                                        2005         $  99,262        5.7%
                                        2006            49,591        6.9%
                                        2007            92,800        5.9%
                                        2008           191,514        6.1%
                                        2009           100,230        6.5%
                                        2010            90,000        5.5%
                                        2011           101,000        5.2%
                                     2012 (1)           75,000        5.3%
                                  Thereafter            59,890        6.1%
----------------------------------------------------------------------------
                                       Total         $ 859,287        5.9%

(1) Includes the impact of a $50 million forward swap which goes into effect on May 2, 2005 and has an effective rate of 5.2%.

----------------------------------------------------------------------------------------------------------------------------
OTHER DATA
----------------------------------------------------------------------------------------------------------------------------


                                                   Three Months Ended December 31,     Twelve Months Ended December 31,
                                                  ----------------------------------  --------------------------------------
                                                          2004              2003             2004               2003
                                                  ----------------  ----------------  ------------------  ------------------
PER SHARE DATA
     Dividend declared per common share                 $0.585            $0.585           $2.340             $2.340

DIVIDEND INFORMATION (latest declaration)

                                                   Payment          Payment           Record
                                                  per Share           Date             Date
                                              ------------------  --------------  -------------
     Common Dividend - quarterly                   $0.5850         01/31/2005       01/24/2005
     Preferred Series F - monthly                  $0.1927         02/15/2005       02/01/2005
     Preferred Series H - quarterly               $0.51875         12/23/2004       12/13/2004